     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1997

                                                     REGISTRATION NOS.: 33-14629
                                                                        811-5181
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                        POST-EFFECTIVE AMENDMENT NO. 11                      /X/

                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 13                             /X/

                              -------------------

                     DEAN WITTER VALUE-ADDED MARKET SERIES
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

           _____ immediately upon filing pursuant to paragraph (b)

           __X__ on July 28, 1997 pursuant to pargraph (b)

           _____ 60 days after filing pursuant to paragraph (a)

           _____ on (date) pursuant to paragraph (a) of rule 485.

    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (a)(1) OF RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24f-2 NOTICE, FOR ITS FISCAL YEAR ENDED JUNE 30, 1997, WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 1997.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     DEAN WITTER VALUE-ADDED MARKET SERIES

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                             CAPTION
------------------------------  -----------------------------------------
PART A                                         PROSPECTUS
 1.  .........................  Cover Page
 2.  .........................  Prospectus Summary; Summary of Fund
                                Expenses
 3.  .........................  Financial Highlights; Performance
                                Information
 4.  .........................  Investment Objective and Policies; The
                                Fund and Its Management; Cover Page;
                                 Investment Restrictions; Prospectus
                                 Summary; Financial Highlights
 5.  .........................  The Fund and Its Management; Back Cover;
                                Investment Objective and Policies
 6.  .........................  Dividends, Distributions and Taxes;
                                Additional Information
 7.  .........................  Purchase of Fund Shares; Shareholder
                                Services; Prospectus Summary
 8.  .........................  Purchase of Fund Shares; Redemptions and
                                Repurchases; Shareholder Services
 9.  .........................  Not Applicable
PART B                             STATEMENT OF ADDITIONAL INFORMATION
10.  .........................  Cover Page
11.  .........................  Table of Contents
12.  .........................  The Fund and Its Management
13.  .........................  Investment Practices and Policies;
                                Investment Restrictions; Portfolio
                                 Transactions and Brokerage
14.  .........................  The Fund and Its Management; Trustees and
                                Officers
15.  .........................  The Fund and Its Management; Trustees and
                                Officers
16.  .........................  The Fund and Its Management; The
                                Distributor; Shareholder Services;
                                 Custodian and Transfer Agent;
                                 Independent Accountants
17.  .........................  Portfolio Transactions and Brokerage
18.  .........................  Description of Shares
19.  .........................  The Distributor; Purchase of Fund Shares;
                                Redemptions and Repurchases; Financial
                                 Statements; Determination of Net Asset
                                 Value; Shareholder Services
20.  .........................  Dividends, Distributions and Taxes;
                                Financial Statements
21.  .........................  Not applicable
22.  .........................  Performance Information
23.  .........................  Experts; Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              JULY 28, 1997


              Dean Witter Value-Added Market Series (the "Fund") is an open-end diversified management investment company presently consisting of a single investment portfolio, the Equity Portfolio, whose investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The Fund seeks to attain the Equity Portfolio's investment objective by investing on an equally-weighted basis in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index. See "Investment Objective and Policies." The Fund is neither sponsored by, nor affiliated with, Standard & Poor's Corporation.


               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Except as discussed herein, shares of the Fund held prior to July 28, 1997 have been designated Class B shares. See "Purchase of Fund Shares-- Alternative Purchase Arrangements."



               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
     DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/5
Financial Highlights/7
The Fund and its Management/8
Investment Objective and Policies/8
  Risk Considerations/10
Investment Restrictions/11
Purchase of Fund Shares/12
Shareholder Services/23
Redemptions and Repurchases/26
Dividends, Distributions and Taxes/27
Performance Information/28
Additional Information/28


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Value-Added Market Series
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The              The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is
Fund             an open-end diversified management investment company. The Fund currently consists of a single portfolio, the Equity Portfolio, which invests on an equally-weighted basis in the common stocks of the companies represented in the Standard & Poor's 500 Composite Stock
                 Price Index.
----------------------------------------------------------------------------------------------------------
Shares Offered   Shares of beneficial interest with $.01 par value (see page 28). The Fund offers four
                 Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 12-22).
----------------------------------------------------------------------------------------------------------
Minimum          The minimum initial investment for each Class is $1,000 ($100 if the account is opened
Purchase         through EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 12).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Equity Portfolio, currently the Fund's single investment
Objective        portfolio, is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned
Manager          subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $96.6 billion at June 30, 1997 (see page 8).
----------------------------------------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.50% of average daily
Fee              net assets, scaled down on assets over $500 million (see page 8).
----------------------------------------------------------------------------------------------------------
Distributor      Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
and              plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Distribution     respect to the distribution fees paid by the Class A, Class B and Class C shares of the
Fee              Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 12 and 21).

----------------------------------------------------------------------------------------------------------
Alternative      Four classes of shares are offered:
Purchase
Arrangements     - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's
                 Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                 Reimbursement may in no event exceed an amount equal to payments at an annual rate of
                 0.25% of average daily net assets of the Class (see pages 12, 15 and 21).
                 - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                 Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 (other than the shares held by certain employee benefit plans established by Dean Witter Reynolds
                 Inc. and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares. Shares held before May 1, 1997 that have been designated Class
                 B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 12, 18 and 21).
                 - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 12, 20 and 21).
                 - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages
                 12, 20 and 21).

----------------------------------------------------------------------------------------------------------
Dividends        Dividends from net investment income and distributions from net capital gains, if any, are
and              paid at least once per year. The Fund may, however, determine to retain all or part of any
Capital Gains    net long-term capital gains in any year for reinvestment. Dividends and capital gains
Distributions    distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 23 and 27).
----------------------------------------------------------------------------------------------------------
Redemption       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                 Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                 EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 26).
----------------------------------------------------------------------------------------------------------
Special Risk     The net asset value of the Fund's shares will fluctuate with changes in the market value
Considerations   of its portfolio securities. Dividends payable by the Fund will vary in relation to the amount of income earned on portfolio securities. The Fund may engage in transactions involving stock index futures contracts (see pages 8-12).
----------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended June 30, 1997.



                                                                  CLASS A      CLASS B      CLASS C      CLASS D
                                                                  --------     --------     --------     --------
SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................     5.25%(1)     None         None         None
Sales Charge Imposed on Dividend Reinvestments..................     None         None         None         None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price or redemption proceeds)...............     None(2)      5.00%(3)     1.00%(4)     None
Redemption Fees.................................................     None         None         None         None
Exchange Fee....................................................     None         None         None         None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)
----------------------------------------------------------------
Management Fees.................................................     0.47%        0.47%        0.47%        0.47%
12b-1 Fees (5) (6)..............................................     0.25%        0.84%        1.00%        None
Other Expenses..................................................     0.14%        0.14%        0.14%        0.14%
Total Fund Operating Expenses (7)...............................     0.86%        1.45%        1.61%        0.61%


------------

(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").



(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").



(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.



(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").



(5) THE 12B-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12B-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12B-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12B-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").



(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12B-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").



(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO THE DATE OF THIS PROSPECTUS. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12B-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------


EXAMPLES                                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------  -------   -------   -------   ---------
You would pay the following expenses on
a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the
end of each time period:
    Class A.............................  $   61    $   78    $   98    $    153
    Class B.............................  $   65    $   76    $   99    $    174
    Class C.............................  $   26    $   51    $   88    $    191
    Class D.............................  $    6    $   20    $   34    $     76

You would pay the following expenses on
the same $1,000 investment assuming no
redemption at the end of the period:
    Class A.............................  $   61    $   78    $   98    $    153
    Class B.............................  $   15    $   46    $   79    $    174
    Class C.............................  $   16    $   51    $   88    $    191
    Class D.............................  $    6    $   20    $   34    $     76



    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.



    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."



    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997, other than the shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.



                                                                                                                 FOR THE
                                                                                                                  PERIOD
                                                                                                               DECEMBER 1,
                                                                                                                  1987*
                                                       FOR THE YEAR ENDED JUNE 30                                THROUGH
                            --------------------------------------------------------------------------------     JUNE 30,
                              1997      1996     1995     1994     1993     1992     1991     1990     1989        1988
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
PER SHARE
 OPERATING PERFORMANCE:
  Net asset value,
   beginning of period....    $27.09   $23.06   $19.23   $19.17   $16.29   $14.73   $14.21   $13.86   $12.47      $10.00
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
  Net investment income...      0.17     0.18     0.19     0.14     0.14     0.17     0.20     0.23     0.24        0.12
  Net realized and
   unrealized gain........      6.41     4.23     3.88     0.30     2.86     1.57     0.59     0.62     1.56        2.43
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
  Total from investment
   operations.............      6.58     4.41     4.07     0.44     3.00     1.74     0.79     0.85     1.80        2.55
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
  Less dividends and
   distributions from:
    Net investment
     income...............     (0.18)   (0.26)   (0.09)   (0.09)   (0.12)   (0.18)   (0.21)   (0.24)   (0.24)      (0.08)
    Net realized gain.....     (0.53)   (0.12)   (0.15)   (0.29)      --       --    (0.06)   (0.26)   (0.17)         --
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
  Total dividends and
   distributions..........     (0.71)   (0.38)   (0.24)   (0.38)   (0.12)   (0.18)   (0.27)   (0.50)   (0.41)      (0.08)
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
  Net asset value, end of
   period.................    $32.96   $27.09   $23.06   $19.23   $19.17   $16.29   $14.73   $14.21   $13.86      $12.47
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
                            --------   ------   ------   ------   ------   ------   ------   ------   ------   ------------
TOTAL INVESTMENT RETURN+..    24.71%   19.27%   21.41%    2.26%   18.50%   11.83%    5.82%    6.17%   16.87%      25.56%(1)
RATIOS TO AVERAGE NET ASSETS:
    Expenses..............     1.45%    1.51%    1.64%    1.68%    1.71%    1.80%    1.80%    1.80%    1.90%       1.60%(2)(3)
    Net investment
     income...............     0.62%    0.81%    1.01%    0.86%    0.86%    1.10%    1.40%    1.90%    2.30%       1.90%(2)(3)
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in millions....    $1,370     $962     $642     $456     $311     $193     $139     $148      $78         $37
  Portfolio turnover
   rate...................       11%      10%      11%      19%       6%       9%      20%      10%      10%         12%(1)
  Average commission rate
   paid...................   $0.0304   $0.0302      --       --       --       --       --       --       --          --

---------------
 *  COMMENCEMENT OF OPERATIONS.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.30% AND 1.20%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Value-Added Market Series (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on May 27, 1987. The Fund currently consists of a single portfolio, the Equity Portfolio. References herein to the Fund also refer to the Equity Portfolio if the context so indicates.


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.



    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $93.1 billion as of June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Fund up to $500 million, scaled down at various asset levels to 0.425% on assets over $1 billion. For the fiscal year ended June 30, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.47% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.45% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Equity Portfolio, currently the Fund's single investment portfolio, is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. This is a fundamental policy and cannot be changed without the approval of the shareholders of the Equity Portfolio. There can be no assurance that the Equity Portfolio's investment objective will be achieved.

    The Fund will seek to attain the Equity Portfolio's investment objective by investing on an equally-weighted basis in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). The S&P Index consists of 500 common stocks selected by Standard & Poor's Corporation, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P Index implies no opinion by Standard & Poor's Corporation ("S&P") as to the quality of the stock as an investment. The S&P Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with, the Fund, and S&P makes no representation or warranty, express or implied, on the advisability of investing in the Fund or as to the ability of the S&P Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. S&P has no connection with the Fund other than the licensing to the Investment Manager of the use of the S&P Index in connection with the Fund.

    The Fund invests in the stocks included in the S&P Index on an equally-weighted basis; that is, to the extent practicable and subject to the specific investment policies and restrictions described below, an equal portion of the Fund's assets is invested in each of the 500 securities in the S&P Index. This differs from the S&P Index and nearly all other major indexes, which generally are weighted on a market-capitalization basis. For example, the 50 largest capitalization issuers in the S&P Index represent approximately 45% of the S&P Index. However, in accordance with its investment policies, the Fund will strive to maintain each stock holding equally, so that, subject to the specific investment policies and investment restrictions described below, approximately 0.20 of 1% of the Fund's total invested assets will be invested in each of the 500 companies included in the S&P Index. The equal-weighting technique is based on the Investment Manager's statistical analysis that most portfolio performance is usually generated by only one-quarter to one-third of the portfolio. Since there is no certainty that any specific company or industry selection, even within a broad-based index such as the S&P Index, will achieve superior performance, the Investment Manager believes equal-weighting may benefit the Fund in seeking to attain its investment objective.

    The holdings of the Fund will be adjusted by the Investment Manager not less than quarterly to reflect changes in the Fund's asset levels and in the relative values of the common stocks in the Fund's portfolio so that following each adjustment the value of the Fund's investment in each security will be equal to the extent practicable. In addition, whenever a company is eliminated from or added to the S&P Index, the Fund will sell or purchase the stock of such company, as the case may be, as soon as practicable. Accordingly, securities may be purchased and sold by the Fund when such purchases and sales would not be made under traditional investment criteria.

    In addition, the Investment Manager may eliminate one or more securities (or elect not to increase the Fund's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Fund, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Fund's portfolio, or recommence purchases, when and if those conditions cease to exist.

    The investment policies of the Fund are not fundamental and may be changed by the Trustees without shareholder approval.

    STOCK INDEX FUTURES TRANSACTIONS. The Fund may purchase futures contracts on stock indexes such as the S&P Index and the New York Stock Exchange Composite Index. Purchase of a futures contract by the Fund serves as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion. The Fund will not enter into futures contracts on stock indexes for speculative purposes. The Fund may not enter into futures contracts if immediately thereafter the amount committed to margin exceeds 5% of the value of the Fund's total assets. There is no overall limitation on the percentage of the Fund's portfolio securities with respect to which the Fund may purchase or sell futures contracts. For a discussion of the risks of stock index futures transactions, see "Risk Considerations" below.

    FOREIGN SECURITIES. The Fund may purchase common stock, including American Depository Receipts, of foreign corporations represented in the S&P Index (such securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System). For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.

    TEMPORARY INVESTMENTS A portion of the Fund's assets, not exceeding 25% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Fund; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Fund may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Trustees, and which mature within one year from the date of purchase.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. For a discussion of the risks of investing in repurchase agreements, see "Risk Considerations" below.

    PRIVATE PLACEMENTS. The Fund may purchase securities which are sold without registration under the federal securities laws. Such securities may be held by the Fund as liquid investments pursuant to procedures adopted by the Fund's Trustees.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Dividends payable by the Fund will vary in relation to the amount of income earned on portfolio securities.

    STOCK INDEX FUTURES TRANSACTIONS. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. This risk is enhanced for the Fund because no existing index correlates perfectly with both the composition and equal-weighting policy of the Equity Portfolio. Also, the correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

    REPURCHASE AGREEMENTS. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in governmental administration or economic policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. As noted above, the Fund's investment in common stock of foreign corporations represented in the S&P Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designed for use in the U.S. securities markets.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT


    The Fund's portfolio is managed by its Investment Manager with a view to achieving the Fund's investment objective. The Fund's portfolio is managed within InterCapital's Growth Group, which manages 31 funds and fund portfolios, with approximately $13.5 billion in assets as of June 30, 1997. Kenton J. Hinchliffe, Senior Vice President of InterCapital, and Alice S. Weiss, Vice President of InterCapital, each a member of InterCapital's Growth Group, have been the primary portfolio managers of the Fund since July, 1993 and July, 1997, respectively, and have been portfolio managers at InterCapital for over five years. Since the Fund does not intend generally to engage in short-term trading, it is anticipated that the Fund's portfolio turnover rate will not exceed 100%.



    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of InterCapital.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


GENERAL



    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.



    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase, (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Value-Added Market Series, Equity Portfolio, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.



    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.



ALTERNATIVE PURCHASE ARRANGEMENTS



    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).



    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."



    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.



    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."



    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.



    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."



    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."



    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."



    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:



    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.



    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.



    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.



    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.



    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                         CONVERSION
  CLASS     SALES CHARGE    12b-1 FEE      FEATURE
-----------------------------------------------------
    A      Maximum 5.25%        0.25%        No
           initial sales
           charge reduced
           for purchases
           of $25,000 and
           over; shares
           sold without an
           initial sales
           charge
           generally
           subject to a
           1.0% CDSC
           during first
           year.
-----------------------------------------------------
    B      Maximum 5.0%         1.0%    B shares
           CDSC during the              convert to A
           first year                   shares
           decreasing to 0              automatically
           after six years              after
                                        approximately
                                        ten years
-----------------------------------------------------
    C      1.0% CDSC            1.0%         No
           during first
           year
-----------------------------------------------------
    D           None           None          No



    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES



    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of

1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.



    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0



    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.



    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.



    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.



    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter

Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.



    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.



    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.



    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:



   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;



   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);



   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;



   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;



   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and



   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.



    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.



    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES



    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.



    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None



    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:



           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None



    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-spon-sored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.



    In addition, the CDSC, if otherwise applicable, will be waived in the case of:



   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;



   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and



   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.



    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.



    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 (other than shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.



    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.



    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.



    Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES



    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.



NO LOAD ALTERNATIVE--CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Shares of the Fund held by the employee benefit plans referred to in clause (iii) above prior to July 28, 1997 have been designated Class D shares. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.



PLAN OF DISTRIBUTION



    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.



    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.



    For the fiscal year ended June 30, 1997, the Fund accrued payments under the Plan amounting to $9,411,862, which amount is equal to 0.84% of the Fund's average daily net assets for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares.



    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $61,114,557 at June 30, 1997, which was equal to 4.46% of the Fund's net assets on such date. Of this amount, $28,379,160 represents excess distribution expenses of Dean Witter Equity Income Trust, the net assets of which were combined with those of the Fund on April 18, 1994 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE


    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.



    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain debt securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").



    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").



    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.


    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE


    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.



    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.



    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.


    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.



    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.



    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."



    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.



    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.


    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to distribute all of its net investment income and net realized short-term and long-term capital gains, if any, at least once per year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.



    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services -- Automatic Investment of Dividends and Distributions.")



    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.


    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in its ability to engage in transactions involving futures contracts.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.


    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.


    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.


    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS



MONEY MARKET FUNDS                                  FIXED-INCOME FUNDS
Dean Witter Liquid Asset Fund Inc.                  Dean Witter High Yield Securities Inc.
Dean Witter Tax-Free Daily Income Trust             Dean Witter Tax-Exempt Securities Trust
Dean Witter New York Municipal Money Market Trust   Dean Witter U.S. Government Securities Trust
Dean Witter California Tax-Free Daily Income Trust  Dean Witter California Tax-Free Income Fund
Dean Witter U.S. Government Money Market Trust      Dean Witter New York Tax-Free Income Fund
EQUITY FUNDS                                        Dean Witter Convertible Securities Trust
Dean Witter American Value Fund                     Dean Witter Federal Securities Trust
Dean Witter Natural Resource Development            Dean Witter World Wide Income Trust
 Securities Inc.                                    Dean Witter Intermediate Income Securities
Dean Witter Dividend Growth Securities Inc.         Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Developing Growth Securities Trust      Dean Witter Multi-State Municipal Series Trust
Dean Witter World Wide Investment Trust             Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Value-Added Market Series               Dean Witter Diversified Income Trust
Dean Witter Utilities Fund                          Dean Witter Limited Term Municipal Trust
Dean Witter Precious Metals and Minerals Trust      Dean Witter Short-Term Bond Fund
Dean Witter Capital Growth Securities               Dean Witter High Income Securities
Dean Witter European Growth Fund Inc.               Dean Witter National Municipal Trust
Dean Witter Pacific Growth Fund Inc.                Dean Witter Balanced Income Fund
Dean Witter Health Sciences Trust                   Dean Witter Hawaii Municipal Trust
Dean Witter Global Dividend Growth Securities       Dean Witter Intermediate Term U.S. Treasury
Dean Witter Global Utilities Fund                   Trust
Dean Witter International SmallCap Fund             DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund                     Liquid Asset Series
Dean Witter Balanced Growth Fund                    U.S. Government Money Market Series
Dean Witter Capital Appreciation Fund               U.S. Government Securities Series
Dean Witter Information Fund                        Intermediate Income Securities Series
Dean Witter Special Value Fund                      American Value Series
Dean Witter Financial Services Trust                Capital Growth Series
Dean Witter Market Leader Trust                     Dividend Growth Series
ASSET ALLOCATION FUNDS                              Strategist Series
Dean Witter Strategist Fund                         Utilities Series
Dean Witter Global Asset Allocation Fund            Value-Added Market Series
ACTIVE ASSETS ACCOUNT PROGRAM                       Global Equity Series
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets Government Securities Trust
Active Assets California Tax-Free Trust

Dean Witter
Value-Added Market Series                                   DEAN WITTER
Two World Trade Center                                      VALUE-ADDED
New York, New York 10048                                  MARKET SERIES
TRUSTEES                                               EQUITY PORTFOLIO
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Barry Fink
Vice President, Secretary and
General Counsel
Kenton J. Hinchliffe
Vice President
Alice S. Weiss
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                            PROSPECTUS -- JULY 28, 1997

STATEMENT OF ADDITIONAL INFORMATION        DEAN WITTER
                                           VALUE-ADDED
                                           MARKET SERIES


JULY 28, 1997


--------------------------------------------------------------------------------

    Dean Witter Value-Added Market Series (the "Fund") is an open-end diversified management investment company presently consisting of a single investment portfolio, the Equity Portfolio, whose investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The Fund seeks to attain the Equity Portfolio's investment objective by investing on an equally-weighted basis in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index. (References herein to the Fund refer also to the Equity Portfolio if the context so indicates.) The Fund is neither sponsored by, nor affiliated with, Standard & Poor's Corporation.


    A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Value-Added Market Series
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management............................................................          3
Trustees and Officers..................................................................          6
Investment Practices and Policies......................................................         12
Investment Restrictions................................................................         14
Portfolio Transactions and Brokerage...................................................         15
The Distributor........................................................................         17
Determination of Net Asset Value.......................................................         21
Purchase of Fund Shares................................................................         22
Shareholder Services...................................................................         24
Redemptions and Repurchases............................................................         29
Dividends, Distributions and Taxes.....................................................         30
Performance Information................................................................         31
Description of Shares of the Fund......................................................         32
Custodian and Transfer Agent...........................................................         33
Independent Accountants................................................................         33
Reports to Shareholders................................................................         33
Legal Counsel..........................................................................         33
Experts................................................................................         33
Registration Statement.................................................................         34
Financial Statements -- June 30, 1997..................................................         35
Report of Independent Accountants......................................................         52

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 27, 1987.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."



    InterCapital is also the investment manager or investment adviser of the following investment companies: InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Liquid Asset Fund Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income

Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the Investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.



    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% of the portion of daily net assets not exceeding $500 million; 0.45% of the portion exceeding $500 million but not exceeding $1 billion; and 0.425% of the portion of daily net assets exceeding $1 billion. For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund accrued to the Investment Manager total compensation of $2,603,517, $3,897,002 and $5,253,245, respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


    The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993, as such prior agreement had been amended by the Board of Trustees at their meetings held on April 8, 1994 and April 17, 1996 to provide breakpoints in the management fee that reduced the compensation received by the Investment Manager under the agreement on assets exceeding $500 million and $1 billion. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).



    Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) or any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.



    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  -----------------------------------------------------------------
Michael Bozic (56)                            Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November, 1995); Director or Trustee of the
c/o Levitz Furniture Corporation              Dean Witter Funds; formerly President and Chief Executive Officer
6111 Broken Sound Parkway, N.W.               of Hills Department Stores (May, 1991-July, 1995); formerly
Boca Raton, Florida                           variously Chairman, Chief Executive Officer, President and Chief
                                              Operating Officer (1987-1991) of the Sears Merchandise Group of
                                              Sears, Roebuck and Co.; Director of Eaglemark Financial Services,
                                              Inc., the United Negro College Fund and Weirton Steel
                                              Corporation.
Charles A. Fiumefreddo* (64)                  Chairman and Chief Executive Officer and Director of
Chairman of the Board,                        InterCapital, DWSC and Distributors; Executive Vice President and
President and Chief Executive                 Director of DWR; Chairman, Director or Trustee, President and
Officer and Trustee                           Chief Executive Officer of the Dean Witter Funds; Chairman, Chief
Two World Trade Center                        Executive Officer and Trustee of the TCW/DW Funds; Chairman and
New York, New York                            Director of Dean Witter Trust Company ("DWTC"); Director and/or
                                              officer of various MSDWD subsidiaries; formerly Executive Vice
                                              President of Dean Witter, Discover & Co. (until February, 1993).
Edwin J. Garn (64)                            Director or Trustee of the Dean Witter Funds; formerly United
Trustee                                       States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking
c/o Huntsman Corporation                      Committee (1980-1986); formerly Mayor of Salt Lake City, Utah
500 Huntsman Way                              (1972-1974); formerly Astronaut, Space Shuttle Discovery (April
Salt Lake City, Utah                          12-19, 1985); Vice Chairman, Huntsman Corporation (since January,
                                              1993); Director of Franklin Quest (time management systems) and
                                              John Alden Financial Corp. (health insurance); member of the board of various civic and charitable organizations.
John R. Haire (72)                            Chairman of the Audit Committee and Chairman of the Committee of
Trustee                                       the Independent Directors or Trustees and Director or Trustee of
Two World Trade Center                        the Dean Witter Funds; Chairman of the Audit Committee and
New York, New York                            Chairman of the Committee of the Independent Trustees and Trustee
                                              of the TCW/DW Funds; formerly President, Council for Aid to
                                              Education (1978-1989) and Chairman and Chief Executive Officer of
                                              Anchor Corporation, an Investment Adviser (1964-1978); Director
                                              of Washington National Corporation (insurance).

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  -----------------------------------------------------------------
Wayne E. Hedien** (63)                        Retired, Director or Trustee of the Dean Witter Funds (commencing
Trustee                                       on September 1, 1997); Director of The PMI Group, Inc. (private
c/oGordon Altman Butowsky                     mortgage insurance); Trustee and Vice Chairman of The Field
   Weitzen Shalov & Wein                      Museum of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees           Companies (1966-1994), most recently as Chairman of The Allstate
114 West 47th Street                          Corporation (March, 1993-December, 1994) and Chairman and Chief
New York, New York                            Executive Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July, 1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (48)                    Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                       firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick                             (G7C), an international economic commission; Director or Trustee
   International, Inc.                        of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director
1133 Connecticut Avenue, N.W.                 of NASDAQ (since June, 1995); Director of Greenwich Capital
Washington, DC                                Markets Inc. (broker-dealer); Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial Accounting
                                              Standards Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System (1986-1990) and Assistant
                                              Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (61)                        General Partner, Triumph Capital, L.P., a private investment
Trustee                                       partnership; Director or Trustee of the Dean Witter Funds;
c/o Triumph Capital, L.P.                     Trustee of the TCW/DW Funds; formerly Vice President, Bankers
237 Park Avenue,                              Trust Company and BT Capital Corporation (1984-1988); director of
New York, New York                            various business organizations.

Philip J. Purcell* (53)                       Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                       MSDWD, DWR and Novus Credit Services Inc.; Director of
1585 Broadway                                 InterCapital, DWSC and Distributors; Director or Trustee of the
New York, New York                            Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (66)                        Retired; Director or Trustee of the Dean Witter Funds; Trustee of
Trustee                                       the TCW/DW Funds; Director of Citizens Utilities Company;
c/o Gordon Altman Butowsky                    formerly Executive Vice President and Chief Investment Officer of
   Weitzen Shalov & Wein                      the Home Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  -----------------------------------------------------------------
Barry Fink (42)                               Senior Vice President (since March, 1997) and Secretary and
Vice President, Secretary                     General Counsel (since February, 1997) of InterCapital and DWSC;
  and General Counsel                         Senior Vice President (since March, 1997) and Assistant Secretary
Two World Trade Center                        and Assistant General Counsel (since February, 1997) of
New York, New York                            Distributors; Assistant Secretary of DWR (since August, 1996);
                                              Vice President, Secretary and General Counsel of the Dean Witter
                                              Funds and the TCW/ DW Funds (since February, 1997); previously
                                              First Vice President (June, 1993-February, 1997), Vice President
                                              (until June, 1993) and Assistant Secretary and Assistant General
                                              Counsel of InterCapital and DWSC and Assistant Secretary of the
                                              Dean Witter Funds and the TCW/DW Funds.
Kenton J. Hinchliffe (52)                     Senior Vice President of InterCapital; Vice President of various
Vice President                                Dean Witter Funds.
Two World Trade Center
New York, New York
Alice S. Weiss (49)                           Vice President of InterCapital; Vice President of various Dean
Vice President                                Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (51)                         First Vice President and Assistant Treasurer of InterCapital and
Treasurer                                     DWSC; Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York

------------------------
 *Denotes Trustees who are "interested persons" of the Fund, as defined in the
  Act.
**Mr. Hedien's term as Trustee will commence on September 1, 1997.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC, and Director of DWTC, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, a staff attorney with InterCapital, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES



    The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $87.9 billion and more than six million shareholders.



    Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by

InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.


    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended June 30, 1997.


                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,700
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,850
John L. Schroeder.............................................       1,850



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at

December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233


    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------------------


(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended June 30, 1997 and by the 57 Dean Witter Funds (including the Fund) as of December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of June 30, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.


          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                             FOR ALL ADOPTING FUNDS          RETIREMENT BENEFITS      ESTIMATED ANNUAL
                                     --------------------------------------  ACCRUED AS EXPENSES          BENEFITS
                                          ESTIMATED                                                  UPON RETIREMENT(2)
                                       CREDITED YEARS         ESTIMATED      --------------------  ----------------------
                                        OF SERVICE AT       PERCENTAGE OF                BY ALL      FROM      FROM ALL
                                         RETIREMENT           ELIGIBLE        BY THE    ADOPTING      THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE             (MAXIMUM 10)        COMPENSATION      FUND(3)     FUNDS     FUND(3)      FUNDS
-----------------------------------  -------------------  -----------------  ---------  ---------  ---------  -----------
Michael Bozic......................              10               50.0%      $     375  $  20,147  $     925  $    51,325
Edwin J. Garn......................              10               50.0             (79)    27,772        925       51,325
John R. Haire......................              10               50.0           1,281     46,952      4,492      129,550
Dr. Manuel H. Johnson..............              10               50.0            (188)    10,926        925       51,325
Michael E. Nugent..................              10               50.0            (327)    19,217        925       51,325
John L. Schroeder..................               8               41.7             723     38,700        771       42,771


------------------------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(3) These numbers reflect the effect of the combination of the net assets of Dean Witter Equity Income Trust with those of the Fund on April 18, 1994 pursuant to an Agreement and Plan of Reorganization.


    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the

Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Fund's Trustees.

    When voting or consent rights which accompany loaned securities pass to the borrower, however, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund does not presently intend to lend any of its portfolio securities in the forseeable future.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

FUTURES CONTRACTS

    As discussed in the Prospectus, the Fund may invest in stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. Futures contracts on stock indexes do not involve the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account. It should be recognized that the use of futures contracts involves skills different from those used in selecting portfolio securities.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, stock index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 100 Composite Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange and the Value Line Stock Index on the Kansas City Board of Trade.

PRIVATE PLACEMENTS

    The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/ director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options.

         4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restrictions described above.

         9. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        10. Make short sales of securities.

        11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        12. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Futures transactions are usually effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid a total of $204,236, $311,923 and $343,521, respectively, in brokerage commissions.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.


    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund did not effect any principal transactions with DWR.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by the amount of any brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal year ended June 30, 1995, the Fund paid a total of $1,540 in brokerage commissions to DWR. The Fund did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended June 30, 1996 and 1997.


THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, "interested persons" of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Trustees.



    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor will also pay certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also will bear the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $716,000, $831,000 and $1,243,000 in contingent deferred sales charges for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, none of which was retained by the Distributor.



    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.



    The Plan was adopted by a vote of the Trustees of the Fund on July 29, 1987, at a Meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). DWR, as the then sole shareholder of the Fund, approved the Plan on September 21, 1987, whereupon the Plan went into effect. The Plan was approved by shareholders of the Fund at a Meeting of Shareholders on December 29, 1988.



    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on April 14, 1994, the shareholders of the Fund approved an amendment to the Plan to permit payments to be made under the Plan with respect to distribution expenses incurred in connection with the distribution of shares of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.



    Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended June 30, 1997, of $9,411,862. This amount is equal to 0.84% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.



    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.



    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).



    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated-distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund.

No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund paid 100% of the $9,411,862 accrued under the Plan for the fiscal year ended June 30, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $97,963,119 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 4.73% ($4,630,793) -- advertising and promotional expenses; (ii) 0.24% ($235,216) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 95.03% ($93,097,110) -- other expenses, including the gross sales credit and the carrying charge, of which 9.98% ($9,291,308) represents carrying charges, 23.77% ($22,131,858)
represents commission credits to DWR branch offices for payments of commissions to account executives, 35.77% ($33,294,784) represents overhead and other branch office distribution-related expenses, and 30.48% ($28,379,160) represents excess distribution expenses of Dean Witter Equity Income Trust, the net assets of which were combined with those of the Fund on April 18, 1994 pursuant to an Agreement and Plan of Reorganization. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.



    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.



    At any given time the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares such excess amount, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $61,114,557 as of June 30, 1997. Of this amount, $28,379,160 represents excess distribution expenses of Dean Witter Equity Income Trust, the net assets of which, as noted above, have been combined with those of the Fund. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



    Under its terms, the Plan had an initial term ending April 30, 1988 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuation of the Plan for one year, until April 30, 1998, was approved by the Trustees of the Fund, including all of the Independent 12b-1 Trustees, at a meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.



    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.



DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock

Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



PURCHASE OF FUND SHARES

--------------------------------------------------------------------------------


    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES



    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.



    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple-class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.



    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.



    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.



    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge

(including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.



    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES



    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.



    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:



                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               5.0%
Second....................................................................................               4.0%
Third.....................................................................................               3.0%
Fourth....................................................................................               2.0%
Fifth.....................................................................................               2.0%
Sixth.....................................................................................               1.0%
Seventh and thereafter....................................................................             None



    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:



                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               2.0%
Second....................................................................................               2.0%
Third.....................................................................................               1.0%
Fourth and thereafter.....................................................................             None



    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES



    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.



NO LOAD ALTERNATIVE--CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions.



    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any class of a Dean Witter Fund other than Dean Witter Value-Added Market Series or in another Class of Dean Witter Value-Added Market Series. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.



    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.



    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.



    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC ) to the shareholder will be the designated monthly or quarterly amount.


    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").


    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.


    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Value-Added Market Series, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.


EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following Funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.



    When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund may, in its discretion, accept initial purchases as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.


    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value.


    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.


    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.



    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of times shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.



    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

    Gains or losses on the Fund's transactions, if any, in futures generally are treated as 60% long-term and 40% short-term capital gains or losses. When the Fund engages in futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer indentification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the fiscal year ended June 30, 1997, for the five year period ended June 30, 1997 and for the period from December 1, 1987 (commencement of operations) through June 30, 1997, were 19.71%, 16.74% and 15.67%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total return of the Fund for the fiscal year ended June 30, 1997, for the five year period ended June 30, 1997 and for the period from December 1, 1987 through June 30, 1997, were 24.71%, 16.96% and 15.67%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended June 30, 1997 was 24.71%, the total return for the five year period ended June 30, 1997 was 118.83%, and the total return for the period from December 1, 1987 through June 30, 1997 was 303.46%. These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $40,346, $201,730 and $403,460, respectively, at June 30, 1997. This information is for Class B only; there were no other Classes of shares outstanding on such date.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


DESCRIPTION OF SHARES OF THE FUND

--------------------------------------------------------------------------------


    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at Special Meetings of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his team to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.



    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.


    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on June 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------


    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.


EXPERTS
--------------------------------------------------------------------------------


    The annual financial statements of the Fund for the year ended June 30, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             COMMON STOCKS (97.2%)
             AEROSPACE & DEFENSE (0.9%)
    47,000   Boeing Co.........................  $       2,493,937
    33,000   General Dynamics Corp.............          2,475,000
    27,000   Lockheed Martin Corp..............          2,796,187
    37,000   McDonnell Douglas Corp............          2,534,500
    32,000   Northrop Grumman Corp.............          2,810,000
                                                 -----------------
                                                        13,109,624
                                                 -----------------
             AGRICULTURE RELATED (0.4%)
   127,000   Archer-Daniels-Midland Co.........          2,984,500
    35,000   Pioneer Hi-Bred International,
               Inc.............................          2,800,000
                                                 -----------------
                                                         5,784,500
                                                 -----------------
             AIR FREIGHT (0.2%)
    48,000   Federal Express Corp.*............          2,772,000
                                                 -----------------
             AIRLINES (0.8%)
    26,500   AMR Corp.*........................          2,451,250
    30,500   Delta Air Lines, Inc..............          2,501,000
   100,000   Southwest Airlines Co.............          2,587,500
    81,500   US Airways Group Inc.*............          2,852,500
                                                 -----------------
                                                        10,392,250
                                                 -----------------
             ALUMINUM (0.6%)
    73,000   Alcan Aluminum Ltd. (Canada)......          2,532,187
    34,500   Aluminum Co. of America...........          2,600,437
    36,500   Reynolds Metals Co................          2,600,625
                                                 -----------------
                                                         7,733,249
                                                 -----------------
             AUTO PARTS & EQUIPMENT (1.5%)
   117,000   Cooper Tire & Rubber Co...........          2,574,000
    73,000   Dana Corp.........................          2,774,000
    74,000   Echlin, Inc.......................          2,664,000
    72,000   Genuine Parts Co..................          2,439,000
    44,000   Goodyear Tire & Rubber Co.........          2,785,750
    94,000   ITT Industries, Inc...............          2,420,500
    65,000   Snap-On, Inc......................          2,559,375
    44,000   TRW, Inc..........................          2,499,750
                                                 -----------------
                                                        20,716,375
                                                 -----------------
             AUTOMOBILES (0.6%)
    77,000   Chrysler Corp.....................          2,526,562
    75,000   Ford Motor Co.....................          2,831,250
    45,000   General Motors Corp...............          2,505,937
                                                 -----------------
                                                         7,863,749
                                                 -----------------
             BANKS - MONEY CENTER (1.1%)
    43,000   BankAmerica Corp..................          2,776,187
    30,000   Bankers Trust New York Corp.......          2,610,000
    25,500   Chase Manhattan Corp..............          2,475,094
    22,000   Citicorp..........................          2,652,375
    41,500   First Chicago NBD Corp............          2,510,750

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
    23,500   Morgan (J.P.) & Co., Inc..........  $       2,452,812
                                                 -----------------
                                                        15,477,218
                                                 -----------------
             BANKS - REGIONAL (4.0%)
    51,500   Banc One Corp.....................          2,494,531
    63,000   Bank of New York Co., Inc.........          2,740,500
    34,500   BankBoston Corp...................          2,486,156
    52,000   Barnett Banks, Inc................          2,730,000
    41,500   Comerica, Inc.....................          2,822,000
    45,500   CoreStates Financial Corp.........          2,445,625
    31,000   Fifth Third Bancorp...............          2,542,000
    31,000   First Bank System, Inc............          2,646,625
    28,000   First Union Corp..................          2,590,000
    41,000   Fleet Financial Group, Inc........          2,593,250
    44,500   KeyCorp...........................          2,486,437
    64,000   Mellon Bank Corp..................          2,888,000
    50,000   National City Corp................          2,625,000
    42,000   NationsBank Corp..................          2,709,000
    51,000   Norwest Corp......................          2,868,750
    59,000   PNC Bank Corp.....................          2,455,875
    26,000   Republic New York Corp............          2,795,000
    45,500   SunTrust Banks, Inc...............          2,505,344
    45,000   U.S. Bancorp......................          2,885,625
    42,000   Wachovia Corp.....................          2,449,125
     9,000   Wells Fargo & Co..................          2,425,500
                                                 -----------------
                                                        55,184,343
                                                 -----------------
             BEVERAGES - ALCOHOLIC (0.8%)
    60,000   Anheuser-Busch Companies, Inc.....          2,516,250
    51,400   Brown-Forman Corp. (Class B)......          2,508,962
   110,000   Coors (Adolph) Co.................          2,901,250
    64,000   Seagram Co. Ltd. (Canada).........          2,576,000
                                                 -----------------
                                                        10,502,462
                                                 -----------------
             BEVERAGES - SOFT DRINKS (0.6%)
    39,000   Coca Cola Co......................          2,632,500
    74,500   PepsiCo, Inc......................          2,798,406
   105,500   Whitman Corp......................          2,670,469
                                                 -----------------
                                                         8,101,375
                                                 -----------------
             BIOTECHNOLOGY (0.2%)
    45,000   Amgen Inc.*.......................          2,612,812
                                                 -----------------
             BROADCAST MEDIA (0.6%)
   127,000   Comcast Corp. (Class A Special)...          2,706,687
   180,000   Tele-Communications, Inc. (Class
               A)*.............................          2,666,250
   129,000   U.S. West Media Group, Inc.*......          2,612,250
                                                 -----------------
                                                         7,985,187
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             BUILDING MATERIALS (0.6%)
    33,500   Armstrong World Industries,
               Inc.............................  $       2,458,062
    61,000   Masco Corp........................          2,546,750
    62,000   Owens-Corning.....................          2,673,750
                                                 -----------------
                                                         7,678,562
                                                 -----------------
             BUSINESS SERVICES (0.2%)
    75,000   Cognizant Corp....................          3,037,500
                                                 -----------------
             CHEMICALS (1.5%)
    32,000   Air Products & Chemicals, Inc.....          2,600,000
    28,500   Dow Chemical Co...................          2,483,062
    44,000   Du Pont (E.I.) De Nemours & Co.,
               Inc.............................          2,766,500
    43,000   Eastman Chemical Co...............          2,730,500
    59,000   Monsanto Co.......................          2,540,687
    48,500   Praxair, Inc......................          2,716,000
    29,000   Rohm & Haas Co....................          2,611,812
    52,500   Union Carbide Corp................          2,470,781
                                                 -----------------
                                                        20,919,342
                                                 -----------------
             CHEMICALS - DIVERSIFIED (0.8%)
   120,000   Engelhard Corp....................          2,512,500
    34,500   FMC Corp.*........................          2,740,594
    59,500   Goodrich (B.F.) Co................          2,577,094
    44,500   PPG Industries, Inc...............          2,586,562
                                                 -----------------
                                                        10,416,750
                                                 -----------------
             CHEMICALS - SPECIALTY (1.5%)
    62,000   Ecolab, Inc.......................          2,960,500
    46,000   Grace (W. R.) & Co................          2,535,750
    52,000   Great Lakes Chemical Corp.........          2,723,500
    55,000   Hercules, Inc.....................          2,633,125
    49,000   International Flavors & Fragrances
               Inc.............................          2,474,500
    82,000   Morton International, Inc.........          2,475,375
    65,000   Nalco Chemical Co.................          2,510,625
    78,500   Sigma-Aldrich Corp................          2,742,594
                                                 -----------------
                                                        21,055,969
                                                 -----------------
             COMMUNICATIONS EQUIPMENT (1.8%)
    96,000   Andrew Corp.*.....................          2,688,000
   119,000   DSC Communications Corp.*.........          2,647,750
   101,500   General Instrument Corp.*.........          2,537,500
    32,000   Harris Corp.......................          2,688,000
    40,000   Lucent Technologies, Inc..........          2,882,500
    36,000   Motorola, Inc.....................          2,736,000
    33,000   Northern Telecom Ltd. (Canada)....          3,003,000

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
   127,000   Scientific-Atlanta, Inc...........  $       2,778,125
    50,000   Tellabs, Inc.*....................          2,787,500
                                                 -----------------
                                                        24,748,375
                                                 -----------------
             COMPUTER HARDWARE (2.3%)
   276,000   Amdahl Corp.*.....................          2,415,000
   168,000   Apple Computer, Inc.*.............          2,383,500
    28,500   COMPAQ Computer Corp.*............          2,828,625
   107,000   Data General Corp.*...............          2,782,000
    24,000   Dell Computer Corp.*..............          2,817,000
    75,000   Digital Equipment Corp.*..........          2,657,812
    46,000   Hewlett-Packard Co................          2,576,000
   229,900   Intergraph Corp.*.................          1,925,412
    29,000   International Business Machines
               Corp............................          2,615,437
   165,000   Silicon Graphics, Inc.*...........          2,475,000
    77,000   Sun Microsystems, Inc.*...........          2,863,437
   190,000   Tandem Computers Inc.*............          3,847,500
                                                 -----------------
                                                        32,186,723
                                                 -----------------
             COMPUTER - NETWORKING (0.8%)
    60,000   3Com Corp.*.......................          2,696,250
   107,000   Bay Networks, Inc.*...............          2,842,187
    86,000   Cabletron Systems, Inc.*..........          2,434,875
    43,000   Cisco Systems, Inc.*..............          2,886,375
                                                 -----------------
                                                        10,859,687
                                                 -----------------
             COMPUTER SOFTWARE & SERVICES (1.9%)
    72,000   Adobe Systems, Inc................          2,524,500
    75,000   Autodesk, Inc.....................          2,873,437
    52,000   Computer Associates International,
               Inc.............................          2,895,750
    36,000   Computer Sciences Corp.*..........          2,596,500
    22,000   Microsoft Corp....................          2,781,625
   360,000   Novell, Inc.*.....................          2,486,250
    56,000   Oracle Corp.*.....................          2,817,500
    58,000   Parametric Technology Corp.*......          2,465,000
    48,500   Shared Medical Systems Corp.......          2,606,875
   327,000   Unisys Corp.*.....................          2,493,375
                                                 -----------------
                                                        26,540,812
                                                 -----------------
             COMPUTERS - PERIPHERAL EQUIPMENT (0.3%)
    69,000   EMC Corp.*........................          2,691,000
    75,000   Seagate Technology, Inc.*.........          2,639,062
                                                 -----------------
                                                         5,330,062
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             CONSUMER - NONCYCLICAL (0.4%)
    78,500   American Greetings Corp. (Class
               A)..............................  $       2,904,500
   110,000   Jostens, Inc......................          2,942,500
                                                 -----------------
                                                         5,847,000
                                                 -----------------
             CONTAINERS - METAL & GLASS (0.4%)
    89,400   Ball Corp.........................          2,687,587
    46,000   Crown Cork & Seal Co., Inc........          2,458,125
                                                 -----------------
                                                         5,145,712
                                                 -----------------
             CONTAINERS & PACKAGING (0.7%)
    58,900   Bemis Company, Inc................          2,547,425
   190,000   Stone Container Corp..............          2,719,375
    45,000   Temple-Inland, Inc................          2,430,000
    49,000   Union Camp Corp...................          2,450,000
                                                 -----------------
                                                        10,146,800
                                                 -----------------
             DATA PROCESSING (0.8%)
    54,000   Automatic Data Processing, Inc....          2,538,000
    64,000   Ceridian Corp.*...................          2,704,000
    69,000   Equifax, Inc......................          2,565,937
    62,000   First Data Corp...................          2,724,125
                                                 -----------------
                                                        10,532,062
                                                 -----------------
             DISTRIBUTORS - CONSUMER PRODUCTS (0.7%)
    44,000   Cardinal Health, Inc..............          2,519,000
   137,000   Fleming Companies, Inc............          2,466,000
    74,500   Supervalu, Inc....................          2,570,250
    70,000   Sysco Corp........................          2,555,000
                                                 -----------------
                                                        10,110,250
                                                 -----------------
             ELECTRICAL EQUIPMENT (1.9%)
    63,000   AMP, Inc..........................          2,630,250
    46,500   Emerson Electric Co...............          2,560,406
    43,000   General Electric Co...............          2,811,125
    57,000   General Signal Corp...............          2,486,625
    33,000   Grainger (W.W.), Inc..............          2,580,187
    34,000   Honeywell, Inc....................          2,579,750
    34,000   Raychem Corp......................          2,528,750
    41,500   Rockwell International Corp.......          2,448,500
    51,000   Thomas & Betts Corp...............          2,680,687
   125,000   Westinghouse Electric Corp........          2,890,625
                                                 -----------------
                                                        26,196,905
                                                 -----------------
             ELECTRONICS - DEFENSE (0.2%)
    51,000   Raytheon Co.......................          2,601,000
                                                 -----------------
             ELECTRONICS - INSTRUMENTATION (0.6%)
   125,000   EG & G, Inc.......................          2,812,500
    36,000   Perkin-Elmer Corp.................          2,864,250

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
    48,000   Tektronix, Inc....................  $       2,880,000
                                                 -----------------
                                                         8,556,750
                                                 -----------------
             ELECTRONICS - SEMICONDUCTORS (1.1%)
    70,000   Advanced Micro Devices, Inc.*.....          2,520,000
    17,500   Intel Corp........................          2,477,344
    77,000   LSI Logic Corp.*..................          2,464,000
    66,000   Micron Technology, Inc.*..........          2,635,875
    91,500   National Semiconductor Corp.*.....          2,802,187
    30,000   Texas Instruments, Inc............          2,521,875
                                                 -----------------
                                                        15,421,281
                                                 -----------------
             ENGINEERING & CONSTRUCTION (0.6%)
    49,000   Fluor Corp........................          2,704,187
    62,000   Foster Wheeler Corp...............          2,511,000
   105,000   McDermott International, Inc......          3,064,687
                                                 -----------------
                                                         8,279,874
                                                 -----------------
             ENTERTAINMENT (1.1%)
    87,000   Brunswick Corp....................          2,718,750
   136,000   Harrah's Entertainment, Inc.*.....          2,482,000
    72,900   King World Productions, Inc.......          2,551,500
    57,000   Time Warner, Inc..................          2,750,250
    83,000   Viacom, Inc. (Class B)*...........          2,490,000
    32,999   Walt Disney Co....................          2,648,170
                                                 -----------------
                                                        15,640,670
                                                 -----------------
             FINANCE - CONSUMER (1.2%)
    38,500   Beneficial Corp...................          2,735,906
    80,000   Countrywide Credit Industries,
               Inc.............................          2,495,000
    73,000   Green Tree Financial Corp.........          2,600,625
    25,500   Household International, Inc......          2,994,656
    76,500   MBNA Corp.........................          2,801,812
    77,000   Providian Financial Corp..........          2,473,625
                                                 -----------------
                                                        16,101,624
                                                 -----------------
             FINANCE - DIVERSIFIED (1.4%)
    38,000   American Express Co...............          2,831,000
    58,665   American General Corp.............          2,801,254
    58,000   Fannie Mae........................          2,530,250
    82,000   Federal Home Loan Mortgage
               Corp............................          2,818,750
    24,500   MBIA Inc..........................          2,763,906
    58,000   MGIC Investment Corp..............          2,780,375

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
    65,950   Morgan Stanley, Dean Witter,
               Discover & Co. (Note 4).........  $       2,839,972
                                                 -----------------
                                                        19,365,507
                                                 -----------------
             FOODS (2.3%)
    54,000   Campbell Soup Co..................          2,700,000
    43,800   ConAgra, Inc......................          2,808,675
    28,000   CPC International Inc.............          2,584,750
    38,500   General Mills, Inc................          2,507,312
    58,000   Heinz (H.J.) Co...................          2,675,250
    51,000   Hershey Foods Corp................          2,820,937
    31,500   Kellogg Co........................          2,697,187
    61,000   Quaker Oats Company (The).........          2,737,375
    30,500   Ralston-Ralston Purina Group......          2,506,719
    61,000   Sara Lee Corp.....................          2,539,125
    13,500   Unilever N.V. (ADR)
               (Netherlands)...................          2,943,000
    36,500   Wrigley (Wm.) Jr. Co. (Class A)...          2,445,500
                                                 -----------------
                                                        31,965,830
                                                 -----------------
             GOLD & PRECIOUS METALS MINING (1.1%)
   115,000   Barrick Gold Corp. (Canada).......          2,530,000
   438,000   Battle Mountain Gold Co...........          2,491,125
   445,000   Echo Bay Mines Ltd. (Canada)......          2,558,750
   189,000   Homestake Mining Co...............          2,468,812
    72,220   Newmont Mining Corp...............          2,816,580
   151,000   Placer Dome Inc. (Canada).........          2,472,625
                                                 -----------------
                                                        15,337,892
                                                 -----------------
             HARDWARE & TOOLS (0.4%)
    73,000   Black & Decker Corp...............          2,714,687
    64,000   Stanley Works.....................          2,560,000
                                                 -----------------
                                                         5,274,687
                                                 -----------------
             HEALTHCARE - DIVERSIFIED (2.2%)
    42,500   Abbott Laboratories...............          2,836,875
    86,000   Allergan, Inc.....................          2,735,875
    89,000   Alza Corp.*.......................          2,581,000
    36,000   American Home Products Corp.......          2,754,000
   175,000   Beverly Enterprises, Inc.*........          2,843,750
    34,000   Bristol-Myers Squibb Co...........          2,754,000
   111,000   Heathsouth Corp.*.................          2,768,062
    41,000   Johnson & Johnson.................          2,639,375
    68,000   Mallinckrodt Group, Inc...........          2,584,000
    91,000   Manor Care, Inc...................          2,968,875

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
    23,500   Warner-Lambert Co.................  $       2,919,875
                                                 -----------------
                                                        30,385,687
                                                 -----------------
             HEALTHCARE - DRUGS (1.0%)
    26,000   Lilly (Eli) & Co..................          2,842,125
    28,000   Merck & Co., Inc..................          2,898,000
    24,000   Pfizer, Inc.......................          2,868,000
    74,000   Pharmacia & Upjohn, Inc...........          2,571,500
    59,000   Schering-Plough Corp..............          2,824,625
                                                 -----------------
                                                        14,004,250
                                                 -----------------
             HEALTHCARE HMOS (0.4%)
   117,000   Humana, Inc.*.....................          2,705,625
    49,000   United Healthcare Corp............          2,548,000
                                                 -----------------
                                                         5,253,625
                                                 -----------------
             HEAVY DUTY TRUCKS & PARTS (0.6%)
    40,000   Cummins Engine Co., Inc...........          2,822,500
   167,000   Navistar International Corp.*.....          2,880,750
    57,000   PACCAR, Inc.......................          2,643,375
                                                 -----------------
                                                         8,346,625
                                                 -----------------
             HOME BUILDING (0.8%)
    63,000   Centex Corp.......................          2,559,375
    92,000   Fleetwood Enterprises, Inc........          2,742,750
   161,800   Kaufman & Broad Home Corp.........          2,841,612
    79,000   Pulte Corp........................          2,730,437
                                                 -----------------
                                                        10,874,174
                                                 -----------------
             HOSPITAL MANAGEMENT (0.4%)
    68,000   Columbia/HCA Healthcare Corp......          2,673,250
    96,000   Tenet Healthcare Corp.*...........          2,838,000
                                                 -----------------
                                                         5,511,250
                                                 -----------------
             HOTELS/MOTELS (0.8%)
    44,000   HFS Incorporated*.................          2,552,000
    91,000   Hilton Hotels Corp................          2,417,187
    45,000   ITT Corp.*........................          2,747,812
    44,000   Marriot International, Inc........          2,700,500
                                                 -----------------
                                                        10,417,499
                                                 -----------------
             HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
   110,000   Maytag Corp.......................          2,873,750
    49,000   Whirlpool Corp....................          2,673,562
                                                 -----------------
                                                         5,547,312
                                                 -----------------
             HOUSEHOLD PRODUCTS (0.8%)
    21,500   Clorox Co.........................          2,838,000
    43,000   Colgate-Palmolive Co..............          2,805,750
    50,000   Kimberly-Clark Corp...............          2,487,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
    19,000   Procter & Gamble Co...............  $       2,683,750
                                                 -----------------
                                                        10,815,000
                                                 -----------------
             HOUSEWARES (0.8%)
    70,500   Fortune Brands, Inc...............          2,630,531
    64,500   Newell Co.........................          2,555,812
    94,000   Rubbermaid, Inc...................          2,796,500
    68,000   Tupperware Corp...................          2,482,000
                                                 -----------------
                                                        10,464,843
                                                 -----------------
             INSURANCE BROKERS (0.4%)
    54,000   Aon Corp..........................          2,794,500
    39,000   Marsh & McLennan Companies,
               Inc.............................          2,783,625
                                                 -----------------
                                                         5,578,125
                                                 -----------------
             INVESTMENT BANKING/BROKERAGE (0.6%)
    46,000   Merrill Lynch & Co., Inc..........          2,742,750
    45,000   Salomon, Inc......................          2,503,125
    62,000   Schwab (Charles) Corp.............          2,522,625
                                                 -----------------
                                                         7,768,500
                                                 -----------------
             LIFE & HEALTH INSURANCE (1.2%)
    27,000   Aetna Inc.........................          2,764,125
    67,000   Conseco Inc.......................          2,479,000
    38,500   Jefferson-Pilot Corp..............          2,690,187
    40,000   Torchmark Corp....................          2,850,000
    27,800   Transamerica Corp.................          2,601,037
    64,000   UNUM Corp.........................          2,688,000
                                                 -----------------
                                                        16,072,349
                                                 -----------------
             MACHINERY - DIVERSIFIED (2.0%)
    44,000   Case Corp.........................          3,030,500
    27,000   Caterpillar, Inc..................          2,899,125
   113,000   Cincinnati Milacron, Inc..........          2,930,937
    53,000   Cooper Industries, Inc............          2,636,750
    51,000   Deere & Co........................          2,798,625
    44,500   Dover Corp........................          2,736,750
    61,000   Harnischfeger Industries, Inc.....          2,531,500
    47,000   Ingersoll-Rand Co.................          2,902,250
    42,800   NACCO Industries, Inc. (Class
               A)..............................          2,415,525
    86,000   Timken Co.........................          3,058,375
                                                 -----------------
                                                        27,940,337
                                                 -----------------
             MANUFACTURING (1.2%)
    65,000   Avery Dennison Corp...............          2,608,125
    50,000   Briggs & Stratton Corp............          2,500,000
   151,000   Giddings & Lewis, Inc.............          3,133,250
    56,000   Millipore Corp....................          2,464,000
   110,000   Pall Corp.........................          2,557,500

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
    49,000   Parker-Hannifin Corp..............  $       2,973,687
                                                 -----------------
                                                        16,236,562
                                                 -----------------
             MANUFACTURING - DIVERSIFIED (2.8%)
    60,000   Aeroquip-Vickers, Inc.............          2,835,000
    31,500   AlliedSignal, Inc.................          2,646,000
    51,000   Corning, Inc......................          2,836,875
    69,000   Crane Co..........................          2,885,062
    32,000   Eaton Corp........................          2,794,000
    52,000   Illinois Tool Works, Inc..........          2,596,750
    61,000   Johnson Controls, Inc.............          2,504,812
    26,000   Minnesota Mining & Manufacturing
               Co..............................          2,652,000
    55,000   National Service Industries,
               Inc.............................          2,677,813
    58,000   Tenneco, Inc......................          2,620,875
    43,600   Textron Inc.......................          2,893,950
    75,000   Thermo Electron Corp.*............          2,550,000
    41,000   Tyco International Ltd............          2,852,063
    32,000   United Technologies Corp..........          2,656,000
                                                 -----------------
                                                        38,001,200
                                                 -----------------
             MEDICAL PRODUCTS & SUPPLIES (2.0%)
    79,000   Bard (C.R.), Inc..................          2,868,688
    62,000   Bausch & Lomb, Inc................          2,921,750
    52,000   Baxter International, Inc.........          2,717,000
    49,500   Becton, Dickinson & Co............          2,505,938
   150,000   Biomet, Inc.......................          2,793,750
    41,500   Boston Scientific Corp.*..........          2,549,656
    35,000   Guidant Corp......................          2,975,000
    34,000   Medtronic, Inc....................          2,754,000
    68,000   St. Jude Medical, Inc.*...........          2,652,000
    70,000   United States Surgical Corp.......          2,607,500
                                                 -----------------
                                                        27,345,282
                                                 -----------------
             METALS & MINING (1.0%)
    87,000   ASARCO Inc........................          2,664,375
   104,000   Cyprus Amax Minerals Co...........          2,548,000
    87,000   Freeport-McMoran Copper & Gold,
               Inc. (Class B)..................          2,707,875
    86,000   Inco Ltd. (Canada)................          2,585,375
    32,000   Phelps Dodge Corp.................          2,726,000
                                                 -----------------
                                                        13,231,625
                                                 -----------------
             MULTI-LINE INSURANCE (1.2%)
    20,000   American International Group,
               Inc.............................          2,987,500
    15,800   CIGNA Corp........................          2,804,500
    34,000   Hartford Financial Services Group
               Inc.............................          2,813,500
    42,500   Lincoln National Corp.............          2,735,938
    26,000   Loews Corp........................          2,603,250

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
    44,000   Travelers Group, Inc..............  $       2,774,750
                                                 -----------------
                                                        16,719,438
                                                 -----------------
             OFFICE EQUIPMENT & SUPPLIES (0.4%)
   126,000   Moore Corp. Ltd. (Canada).........          2,480,625
    39,000   Pitney Bowes, Inc.................          2,710,500
                                                 -----------------
                                                         5,191,125
                                                 -----------------
             OIL & GAS DRILLING & EQUIPMENT (1.4%)
    66,000   Baker Hughes, Inc.................          2,553,375
    77,000   Dresser Industries, Inc...........          2,868,250
    36,000   Halliburton Co....................          2,853,000
    50,000   Helmerich & Payne, Inc............          2,881,250
   109,000   Rowan Companies, Inc.*............          3,072,438
    22,000   Schlumberger, Ltd.................          2,750,000
    38,000   Western Atlas, Inc.*..............          2,783,500
                                                 -----------------
                                                        19,761,813
                                                 -----------------
             OIL - EXPLORATION & PRODUCTION (0.6%)
    57,000   Burlington Resources, Inc.........          2,515,125
   125,000   Oryx Energy Co.*..................          2,640,625
   170,000   Santa Fe Energy Resources,
               Inc.*...........................          2,496,875
                                                 -----------------
                                                         7,652,625
                                                 -----------------
             OIL INTEGRATED - DOMESTIC (2.3%)
    48,000   Amerada Hess Corp.................          2,667,000
    57,000   Ashland, Inc......................          2,643,375
    36,000   Atlantic Richfield Co.............          2,538,000
    39,500   Kerr-McGee Corp...................          2,503,313
    47,200   Louisiana Land & Exploration
               Co..............................          2,696,300
   100,000   Occidental Petroleum Corp.........          2,506,250
    42,500   Pennzoil Co.......................          3,261,875
    58,000   Phillips Petroleum Co.............          2,537,500
    85,000   Sun Co., Inc......................          2,635,000
   100,000   Union Pacific Resources Group,
               Inc.............................          2,487,500
    64,000   Unocal Corp.......................          2,484,000
    90,000   USX-Marathon Group................          2,598,750
                                                 -----------------
                                                        31,558,863
                                                 -----------------
             OIL INTEGRATED - INTERNATIONAL (1.2%)
    28,500   Amoco Corp........................          2,477,719
    36,000   Chevron Corp......................          2,661,750
    44,000   Exxon Corp........................          2,706,000
    36,500   Mobil Corp........................          2,550,438
    54,000   Royal Dutch Petroleum Co. (ADR)
               (Netherlands)...................          2,936,250
    23,500   Texaco, Inc.......................          2,555,625
                                                 -----------------
                                                        15,887,782
                                                 -----------------

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             PAPER & FOREST PRODUCTS (2.1%)
    71,000   Boise Cascade Corp................  $       2,507,188
    52,500   Champion International Corp.......          2,900,625
    32,500   Georgia-Pacific Corp..............          2,774,688
    53,000   International Paper Co............          2,573,813
    75,000   James River Corp. of Virginia.....          2,775,000
   123,000   Louisiana-Pacific Corp............          2,598,375
    40,000   Mead Corp.........................          2,490,000
    55,000   Potlatch Corp.....................          2,488,750
    85,000   Westvaco Corp.....................          2,672,188
    47,000   Weyerhaeuser Co...................          2,444,000
    37,000   Willamette Industries, Inc........          2,590,000
                                                 -----------------
                                                        28,814,627
                                                 -----------------
             PERSONAL PRODUCTS (0.6%)
    91,000   Alberto-Culver Co. (Class B)......          2,548,000
    40,000   Avon Products, Inc................          2,822,500
    30,500   Gillette Co.......................          2,889,875
                                                 -----------------
                                                         8,260,375
                                                 -----------------
             PHOTOGRAPHY/IMAGING (0.8%)
    32,000   Eastman Kodak Co..................          2,456,000
   101,000   Ikon Office Solutions, Inc........          2,518,688
    52,000   Polaroid Corp.....................          2,886,000
    37,000   Xerox Corp........................          2,918,375
                                                 -----------------
                                                        10,779,063
                                                 -----------------
             POLLUTION CONTROL (0.2%)
   182,000   Laidlaw, Inc. (Class B)
               (Canada)........................          2,513,875
                                                 -----------------
             PROPERTY - CASUALTY INSURANCE (1.2%)
    39,500   Allstate Corp.....................          2,883,500
    42,000   Chubb Corp........................          2,808,750
    13,500   General Re Corp...................          2,457,000
    56,000   Safeco Corp.......................          2,614,500
    35,000   St. Paul Companies, Inc...........          2,668,750
   114,500   USF&G Corp........................          2,748,000
                                                 -----------------
                                                        16,180,500
                                                 -----------------
             PUBLISHING (0.9%)
    63,000   Dow Jones & Co., Inc..............          2,531,813
    95,000   Dun & Bradstreet Corp.............          2,493,750
    45,000   McGraw-Hill, Inc..................          2,646,563
    90,000   Meredith Corp.....................          2,610,000
    44,500   Times Mirror Co. (Class A)........          2,458,625
                                                 -----------------
                                                        12,740,751
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             PUBLISHING - NEWSPAPER (0.8%)
    28,000   Gannett Co., Inc..................  $       2,765,000
    54,000   Knight-Ridder Newspapers, Inc.....          2,649,375
    56,000   New York Times Co. (Class A)......          2,772,000
    58,000   Tribune Co........................          2,787,625
                                                 -----------------
                                                        10,974,000
                                                 -----------------
             RAILROADS (0.8%)
    28,500   Burlington Northern Santa Fe
               Corp............................          2,561,438
    49,000   CSX Corp..........................          2,719,500
    26,500   Norfolk Southern Corp.............          2,669,875
    37,500   Union Pacific Corp................          2,643,750
                                                 -----------------
                                                        10,594,563
                                                 -----------------
             RESTAURANTS (0.6%)
   287,000   Darden Restaurants, Inc...........          2,600,938
    52,000   McDonald's Corp...................          2,512,250
   107,000   Wendy's International, Inc........          2,775,313
                                                 -----------------
                                                         7,888,501
                                                 -----------------
             RETAIL - DEPARTMENT STORES (1.4%)
    78,000   Dillard Department Stores, Inc.
               (Class A).......................          2,700,750
    73,000   Federated Department Stores,
               Inc.*...........................          2,536,750
    54,000   Harcourt General, Inc.............          2,571,750
    52,000   May Department Stores Co..........          2,457,000
    45,000   Mercantile Stores Co., Inc........          2,832,188
    61,000   Nordstrom, Inc....................          2,989,000
    48,500   Penney (J.C.) Co., Inc............          2,531,094
                                                 -----------------
                                                        18,618,532
                                                 -----------------
             RETAIL - DRUG STORES (0.8%)
    50,000   CVS Corp..........................          2,562,500
    99,000   Longs Drug Stores Corp............          2,592,563
    59,500   Rite Aid Corp.....................          2,967,563
    52,500   Walgreen Co.......................          2,815,313
                                                 -----------------
                                                        10,937,939
                                                 -----------------
             RETAIL - FOOD CHAINS (1.2%)
    74,000   Albertson's, Inc..................          2,701,000
    55,000   American Stores Co................          2,715,625
    76,000   Giant Food, Inc. (Class A)........          2,479,500
    94,000   Great Atlantic & Pacific Tea Co.,
               Inc.............................          2,555,625
    98,000   Kroger Co.*.......................          2,842,000
    67,600   Winn-Dixie Stores, Inc............          2,518,100
                                                 -----------------
                                                        15,811,850
                                                 -----------------

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             RETAIL - GENERAL MERCHANDISE (1.0%)
    85,000   Costco Companies Inc.*............  $       2,794,375
    55,000   Dayton-Hudson Corp................          2,925,313
   202,000   Kmart Corp.*......................          2,474,500
    48,500   Sears, Roebuck & Co...............          2,606,875
    86,000   Wal-Mart Stores, Inc. (Class A)...          2,907,875
                                                 -----------------
                                                        13,708,938
                                                 -----------------
             RETAIL - SPECIALTY (1.7%)
   115,000   AutoZone, Inc.*...................          2,709,688
    69,000   Circuit City Stores, Inc..........          2,453,813
    41,000   Home Depot, Inc...................          2,826,438
    71,000   Lowe's Companies, Inc.............          2,635,875
    82,000   Pep Boys-Manny, Moe & Jack........          2,793,125
    80,000   Sherwin-Williams Co...............          2,470,000
    47,000   Tandy Corp........................          2,632,000
    82,000   Toys 'R' Us, Inc.*................          2,870,000
   111,000   Woolworth Corp.*..................          2,664,000
                                                 -----------------
                                                        24,054,939
                                                 -----------------
             RETAIL - SPECIALTY APPAREL (0.8%)
   490,000   Charming Shoppes, Inc.*...........          2,557,188
    75,000   Gap, Inc..........................          2,915,625
   132,000   Limited (The), Inc................          2,673,000
   108,000   TJX Companies, Inc................          2,848,500
                                                 -----------------
                                                        10,994,313
                                                 -----------------
             SAVINGS & LOAN COMPANIES (0.6%)
    62,000   Ahmanson (H.F.) & Co..............          2,666,000
    37,000   Golden West Financial Corp........          2,590,000
    52,000   Great Western Financial Corp......          2,795,000
                                                 -----------------
                                                         8,051,000
                                                 -----------------
             SEMICONDUCTOR EQUIPMENT (0.2%)
    40,000   Applied Materials, Inc.*..........          2,830,000
                                                 -----------------
             SHOES (0.6%)
    43,000   Nike, Inc. (Class B)..............          2,510,125
    60,500   Reebok International Ltd..........          2,828,375
   187,000   Stride Rite Corp..................          2,407,625
                                                 -----------------
                                                         7,746,125
                                                 -----------------
             SPECIALIZED SERVICES (1.0%)
    80,500   Block (H.&R.), Inc................          2,596,125
   109,000   CUC International, Inc.*..........          2,813,563
    45,000   Interpublic Group of Companies,
               Inc.............................          2,759,063
   160,000   Safety-Kleen Corp.................          2,700,000
    75,000   Service Corp. International.......          2,465,625
                                                 -----------------
                                                        13,334,376
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             SPECIALTY PRINTING (0.6%)
    78,000   Deluxe Corp.......................  $       2,661,750
    71,000   Donnelley (R.R.) & Sons Co........          2,600,375
   110,000   Harland (John H.) Co..............          2,509,375
                                                 -----------------
                                                         7,771,500
                                                 -----------------
             STEEL & IRON (1.3%)
    95,000   Allegheny Teledyne Inc............          2,565,000
   456,800   Armco, Inc.*......................          1,770,100
   266,000   Bethlehem Steel Corp.*............          2,776,375
   104,000   Inland Steel Industries, Inc......          2,717,000
    48,000   Nucor Corp........................          2,712,000
    82,000   USX-U.S. Steel Group..............          2,875,125
   135,000   Worthington Industries, Inc.......          2,472,188
                                                 -----------------
                                                        17,887,788
                                                 -----------------
             TELECOMMUNICATIONS (0.2%)
    92,000   Airtouch Communications, Inc.*....          2,518,500
                                                 -----------------
             TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
    70,000   AT&T Corp.........................          2,454,375
    71,000   MCI Communications Corp...........          2,715,750
    56,000   Sprint Corp.......................          2,947,000
    90,000   WorldCom, Inc.*...................          2,874,375
                                                 -----------------
                                                        10,991,500
                                                 -----------------
             TELEPHONES (1.7%)
    75,000   Alltel Corp.......................          2,507,813
    39,500   Ameritech Corp....................          2,683,531
    36,500   Bell Atlantic Corp................          2,769,438
    57,000   BellSouth Corp....................          2,643,375
   126,400   Frontier Corporation..............          2,520,100
    57,500   GTE Corp..........................          2,522,813
    47,000   NYNEX Corp........................          2,708,375
    47,000   SBC Communications, Inc...........          2,908,125
    67,500   U.S. West Communications Group,
               Inc.............................          2,543,906
                                                 -----------------
                                                        23,807,476
                                                 -----------------
             TEXTILES (1.0%)
    82,000   Fruit of the Loom, Inc. (Class
               A)*.............................          2,542,000
    53,500   Liz Claiborne, Inc................          2,494,438
    85,000   Russell Corp......................          2,518,125
    53,000   Springs Industries, Inc. (Class
               A)..............................          2,795,750
    32,500   VF Corp...........................          2,766,563
                                                 -----------------
                                                        13,116,876
                                                 -----------------

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             TOBACCO (0.4%)
    61,500   Philip Morris Companies, Inc......  $       2,729,063
    90,000   UST, Inc..........................          2,497,500
                                                 -----------------
                                                         5,226,563
                                                 -----------------
             TOYS (0.4%)
    90,000   Hasbro Inc........................          2,553,750
    84,000   Mattel, Inc.......................          2,845,500
                                                 -----------------
                                                         5,399,250
                                                 -----------------
             TRUCKERS (0.4%)
    77,000   Caliber System, Inc...............          2,868,250
    79,200   Ryder System, Inc.................          2,613,600
                                                 -----------------
                                                         5,481,850
                                                 -----------------
             UTILITIES - ELECTRIC (4.9%)
    60,000   American Electric Power Company,
               Inc.............................          2,520,000
    98,000   Baltimore Gas & Electric Co.......          2,615,375
    73,500   Carolina Power & Light Co.........          2,636,813
   123,000   Central & South West Corp.........          2,613,750
    73,000   CINergy Corp......................          2,541,313
    86,000   Consolidated Edison Co. of New
               York, Inc.......................          2,531,625
    71,000   Dominion Resources, Inc...........          2,600,375
    92,900   DTE Energy Co.....................          2,566,363
    61,000   Duke Power Co.....................          2,924,188
   110,000   Edison International..............          2,736,250
    96,000   Entergy Corp......................          2,628,000
    57,000   FPL Group, Inc....................          2,625,563
    70,000   GPU, Inc..........................          2,511,250
   117,000   Houston Industries, Inc...........          2,508,188
   300,000   Niagara Mohawk Power Corp.*.......          2,568,750
    49,000   Northern States Power Co..........          2,535,750
   115,500   Ohio Edison Co....................          2,519,344
   120,000   Pacificorp........................          2,640,000
   123,000   PECO Energy Co....................          2,583,000
   104,000   PG & E Corp.......................          2,522,000
   128,000   PP&L Resources, Inc...............          2,552,000
   104,500   Public Service Enterprise Group,
               Inc.............................          2,612,500
   120,000   Southern Co.......................          2,625,000
    75,000   Texas Utilities Co................          2,582,813
   113,000   Unicom Corp.......................          2,514,250
    67,000   Union Electric Co.................          2,525,063
                                                 -----------------
                                                        67,339,523
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             UTILITIES - NATURAL GAS (2.4%)
    47,000   Coastal Corp......................  $       2,499,813
    39,000   Columbia Gas System, Inc..........          2,544,750
    47,000   Consolidated Natural Gas Co.......          2,529,188
    72,000   Eastern Enterprises...............          2,497,500
    67,000   Enron Corp........................          2,734,438
   113,000   Enserch Corp......................          2,514,250
    71,000   NICOR Inc.........................          2,547,125
   163,000   NorAm Energy Corp.................          2,485,750
    87,000   ONEOK Inc.........................          2,800,313
    75,000   Pacific Enterprises...............          2,521,875
    67,500   Peoples Energy Corp...............          2,527,031
    48,000   Sonat, Inc........................          2,460,000
    62,500   Williams Companies, Inc...........          2,734,375
                                                 -----------------
                                                        33,396,408
                                                 -----------------
             WASTE MANAGEMENT (0.4%)
    83,500   Browning-Ferris Industries,
               Inc.............................          2,776,375
    77,500   Waste Management Inc..............          2,489,688
                                                 -----------------
                                                         5,266,063
                                                 -----------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $844,911,233)....      1,331,136,225
                                                 -----------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (2.1%)
             U.S. GOVERNMENT AGENCY (a) (2.0%)
 $  27,000   Federal Home Loan Mortgage Corp.
               6.00% due 07/01/97 (Amortized
               Cost $27,000,000)...............         27,000,000
                                                 -----------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------

             REPURCHASE AGREEMENT (0.1%)
 $   1,255   The Bank of New York 5.75% due
               07/01/97 (dated 06/30/97;
               proceeds $1,255,537;
               collateralized by $590,292 U.S.
               Treasury Bill 0.00% due 11/06/97
               valued at $579,714; $450,000
               U.S. Treasury Bond 14.25% due
               02/15/02 valued at $613,484; and
               $85,913 U.S. Treasury Note 5.25%
               due 07/31/98 valued at $87,245)
               (Identified Cost $1,255,336)....  $       1,255,336
                                                 -----------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $28,255,336).....         28,255,336
                                                 -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$873,166,569) (B)..........       99.3%  1,359,391,561

OTHER ASSETS IN EXCESS OF
LIABILITIES................        0.7      10,345,807
                                 -----   -------------

NET ASSETS.................      100.0%  $1,369,737,368
                                 -----   -------------
                                 -----   -------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $500,418,172 and the aggregate gross unrealized depreciation is $14,193,180, resulting in net unrealized appreciation of $486,224,992.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS:
Investments in securities, at value
  (identified cost $873,166,569)............................  $1,359,391,561
Receivable for:
    Investments sold (Note 4)...............................      23,767,532
    Shares of beneficial interest sold......................       2,906,678
    Dividends...............................................       1,565,674
    Dividends from affiliate (Note 4).......................           9,240
Prepaid expenses and other assets...........................          36,375
                                                              --------------

     TOTAL ASSETS...........................................   1,387,677,060
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................      15,378,599
    Plan of distribution fee................................         910,656
    Shares of beneficial interest repurchased...............         781,669
    Investment management fee...............................         529,659
Accrued expenses and other payables.........................         339,109
                                                              --------------

     TOTAL LIABILITIES......................................      17,939,692
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................     854,878,463
Net unrealized appreciation.................................     486,224,992
Accumulated undistributed net investment income.............       3,226,288
Accumulated undistributed net realized gain.................      25,407,625
                                                              --------------

     NET ASSETS.............................................  $1,369,737,368
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  41,557,562 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                      $32.96
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $62,293 foreign withholding tax)..........  $ 21,476,443
Dividends from affiliate (Note 4)...........................        34,320
Interest....................................................     1,557,331
                                                              ------------

     TOTAL INCOME...........................................    23,068,094
                                                              ------------

EXPENSES
Plan of distribution fee....................................     9,411,862
Investment management fee...................................     5,253,245
Transfer agent fees and expenses............................       973,501
S&P license fee.............................................       167,860
Registration fees...........................................       117,171
Shareholder reports and notices.............................        94,574
Custodian fees..............................................        70,277
Professional fees...........................................        58,367
Trustees' fees and expenses.................................        24,746
Other.......................................................        13,902
                                                              ------------

     TOTAL EXPENSES.........................................    16,185,505
                                                              ------------

     NET INVESTMENT INCOME..................................     6,882,589
                                                              ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    29,310,632
Net change in unrealized appreciation.......................   223,988,603
                                                              ------------

     NET GAIN...............................................   253,299,235
                                                              ------------

NET INCREASE................................................  $260,181,824
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR
                                                              FOR THE YEAR      ENDED
                                                                  ENDED        JUNE 30,
                                                              JUNE 30, 1997      1996
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................  $   6,882,589  $  6,575,695
Net realized gain...........................................     29,310,632    22,043,253
Net change in unrealized appreciation.......................    223,988,603   110,384,142
                                                              -------------  ------------

     NET INCREASE...........................................    260,181,824   139,003,090
                                                              -------------  ------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (6,849,389)   (8,195,588)
Net realized gain...........................................    (20,247,286)   (3,791,857)
                                                              -------------  ------------

     TOTAL..................................................    (27,096,675)  (11,987,445)
                                                              -------------  ------------
Net increase from transactions in shares of beneficial
  interest..................................................    175,057,823   192,491,722
                                                              -------------  ------------

     NET INCREASE...........................................    408,142,972   319,507,367

NET ASSETS:
Beginning of period.........................................    961,594,396   642,087,029
                                                              -------------  ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $3,226,288 AND $3,193,088, RESPECTIVELY)................  $1,369,737,368 $961,594,396
                                                              -------------  ------------
                                                              -------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Value-Added Market Series -- Equity Portfolio (the "Fund") is registered under the Investment Company Act of 1940, amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index. The Fund was organized as a Massachusetts business trust on May 27, 1987 and commenced operations on December 1, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1997, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.45% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.425% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1997, CONTINUED

and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $61,114,557 at June 30, 1997.

The Distributor has informed the Fund that for the year ended June 30, 1997, it received approximately $1,243,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended June 30, 1997 aggregated $260,623,188 and $115,034,846, respectively. Included in the aforementioned are sales of U.S. Government securities of $172,067.

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1997, CONTINUED

Also included in the aforementioned are purchases and sales of common stock of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), an affiliate of the Investment Manager, of $211,370 and $3,232,366, respectively, as well as a realized gain of $1,188,264.

At June 30, 1997, the Fund's receivable for investments sold included unsettled trades of MSDWD of $1,651,608.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $92,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended June 30, 1997, included in Trustees' fees and expenses in the Statement of Operations, amounted to $9,143. At June 30, 1997, the Fund had an accrued pension liability of $83,488 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          JUNE 30, 1997                 JUNE 30, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   13,005,357   $  378,425,492    12,467,241   $314,913,953
Reinvestment of dividends and distributions......................      865,747       24,803,673       435,932     10,776,245
                                                                   -----------   --------------   -----------   ------------
                                                                    13,871,104      403,229,165    12,903,173    325,690,198
Repurchased......................................................   (7,810,681)    (228,171,342)   (5,249,483)  (133,198,476)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................    6,060,423   $  175,057,823     7,653,690   $192,491,722
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

As of June 30, 1997, the Fund had temporary book/tax differences which were primarily attributable to capital loss deferrals on wash sales.

7. SUBSEQUENT EVENT

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion occurred on July 28, 1997.

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                                         FOR THE
                                                                                                                          PERIOD
                                                                                                                         DECEMBER
                                                                                                                         1, 1987*
                                                       FOR THE YEAR ENDED JUNE 30                                        THROUGH
                  ----------------------------------------------------------------------------------------------------   JUNE 30,
                     1997       1996       1995        1994       1993       1992        1991       1990       1989        1988
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE
OPERATING PERFORMANCE:

Net asset value,
 beginning of
 period.......... $    27.09  $   23.06  $   19.23  $    19.17  $   16.29  $   14.73  $    14.21  $   13.86  $   12.47  $   10.00
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net investment
 income..........       0.17       0.18       0.19        0.14       0.14       0.17        0.20       0.23       0.24       0.12

Net realized and
 unrealized
 gain............       6.41       4.23       3.88        0.30       2.86       1.57        0.59       0.62       1.56       2.43
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total from
 investment
 operations......       6.58       4.41       4.07        0.44       3.00       1.74        0.79       0.85       1.80       2.55
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.18)     (0.26)     (0.09)      (0.09)     (0.12)     (0.18)      (0.21)     (0.24)     (0.24)     (0.08)
   Net realized
   gain..........      (0.53)     (0.12)     (0.15)      (0.29)    --         --           (0.06)     (0.26)     (0.17)    --
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total dividends
 and
 distributions...      (0.71)     (0.38)     (0.24)      (0.38)     (0.12)     (0.18)      (0.27)     (0.50)     (0.41)     (0.08)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net asset value,
 end of period... $    32.96  $   27.09  $   23.06  $    19.23  $   19.17  $   16.29  $    14.73  $   14.21  $   13.86  $   12.47
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

TOTAL INVESTMENT
RETURN+..........      24.71%     19.27%     21.41%       2.26%     18.50%     11.83%       5.82%      6.17%     16.87%  25.56%(1)

RATIOS TO
AVERAGE NET
ASSETS:
Expenses.........       1.45%      1.51%      1.64%       1.68%      1.71%      1.80%       1.80%      1.80%     1.90%  1.60%(2)(3)

Net investment
 income..........       0.62%      0.81%      1.01%       0.86%      0.86%      1.10%       1.40%      1.90%      2.30% 1.90%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........     $1,370       $962       $642        $456       $311       $193        $139       $148        $78         $37

Portfolio
 turnover rate...         11%        10%        11%         19%         6%         9%         20%        10%        10%      12%(1)

Average
 commission rate
 paid............    $0.0304    $0.0302     --          --         --         --          --         --         --          --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were reimbursed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 2.30% and 1.20%, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER VALUE-ADDED MARKET SERIES -- EQUITY PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Value-Added Market Series -- Equity Portfolio (the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period December 1, 1987 (commencement of operations) through June 30, 1988, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK
JULY 18, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended June 30, 1997, the Fund paid to shareholders $0.40 per share from long-term capital gains. For such period, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

                  DEAN WITTER VALUE-ADDED MARKET ADDED MARKET SERIES
                              PART C  OTHER INFORMATION

    Item 24.  Financial Statements and Exhibits

    (a)  FINANCIAL STATEMENTS

         (1)  Financial statements and schedules, included
              in Prospectus (Part A):                                Page in
                                                                     Prospectus
                                                                     ----------

              Financial Highlights for the period December 1,
              1987 through June 30, 1988 and for the years
              ended June 30, 1989, 1990, 1991, 1992, 1993,
              1994, 1995, 1996 and 1997. . . . . . . . . . . . . . .     7

         (2)  Financial statements included in the Statement of
              Additional Information (Part B):                       Page in
                                                                     SAI
                                                                     -------

              Portfolio of Investments at June 30, 1997. . . . . . .    35

              Statement of Assets and Liabilities at
              June 30, 1997. . . . . . . . . . . . . . . . . . . . .    44

              Statement of Operations for the year ended June
              30, 1997 . . . . . . . . . . . . . . . . . . . . . . .    45

              Statement of Changes in Net Assets for the
              years ended June 30, 1996 and June 30, 1997. . . . . .    46

              Notes to Financial Statements. . . . . . . . . . . . .    47

              Financial Highlights for the period December 1,
              1987 through June 30, 1988 and for the years ended
              June 30, 1989, 1990, 1991, 1992, 1993, 1994, 1995,
              1996 and 1997. . . . . . . . . . . . . . . . . . . . .    51

         (3)  Financial statements included in Part C:

              None

    (b)       EXHIBITS:

 1.        --      Form of Instrument Establishing and Designating
                   Additional Classes.

 2.        --      By-Laws of the Registrant, Amended and Restated
                   as of October 25, 1996

 5.        --      Investment Management Agreement between
                   the Registrant and Dean Witter InterCapital
                   Inc.

 6.(a)     --      Form of Distribution Agreement between the Registrant
                   and Dean Witter Distributors inc.

 6.(b)     --      Form of Multiple-Class Distribution Agreement between
                   the Registrant and Dean Witter Distributors Inc.

11.        --      Consent of Independent Accountants.

15.        --      Form of Amended and Restated Plan of Distribution
                   Pursuant to Rule 12b-1.

16.        --      Schedule for Computations of Performance Quotations.

27.        --      Financial Data Schedule.

Other.     --      Form of Multiple-Class Plan Pursuant to Rule 18f-3.

-------------------------
All other exhibits previously filed and incorporated by reference.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None

Item 26. NUMBER OF HOLDERS OF SECURITIES.
    (1)                                          (2)
                                        Number of Record Holders
    Title of Class                          at June 30, 1997
    --------------                     ---------------------------

Shares of Beneficial Interest                    79,690

Item 27. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

    The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities


OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.

(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter High Income Securities
(45) Dean Witter National Municipal Trust
(46) Dean Witter International SmallCap Fund
(47) Dean Witter Mid-Cap Growth Fund
(48) Dean Witter Select Dimensions Investment Series
(49) Dean Witter Balanced Growth Fund
(50) Dean Witter Balanced Income Fund
(51) Dean Witter Hawaii Municipal Trust
(52) Dean Witter Capital Appreciation Fund
(53) Dean Witter Intermediate Term U.S. Treasury Trust
(54) Dean Witter Information Fund
(55) Dean Witter Japan Fund
(56) Dean Witter Income Builder Fund
(57) Dean Witter Special Value Fund
(58) Dean Witter Financial Services Trust
(59) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered investment companies:


OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust

 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
 (10)TCW/DW Strategic Income Trust


CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                             ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                             Funds and Chairman, Chief Executive Officer and
                             Trustee of the TCW/DW Funds; Director and/or officer of various Morgan Stanley, Dean Witter,
                             Discover & Co. ("MSDWD") subsidiaries; Formerly
                             Executive Vice President and Director of Dean
                             Witter, Discover & Co.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of MSDWD and DWR; Director of DWSC and
                             Distributors; Director or Trustee of the Dean
                             Witter Funds; Director and/or officer of various
                             MSDWD subsidiaries.

Richard M. DeMartini         President and Chief Operating Officer
Director                     of Dean Witter Capital,  a division of DWR;
                             Director of DWR, DWSC, Distributors
                             and DWTC; Trustee of the TCW/DW Funds.

James F. Higgins             President and Chief Operating Officer of
Director                     Dean Witter Financial; Director of DWR,
                             DWSC, Distributors and DWTC.

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

Thomas C. Schneider          Executive Vice President and Chief Strategic
Executive Vice               and Administrative Officer of MSDWD; Executive
President, Chief             Vice President and Chief Financial Officer of
Financial Officer and        DWSC and Distributors; Director of DWR,
Director                     DWSC and Distributors.

Christine A. Edwards         Executive Vice President, Chief Legal Officer
Director                     and Secretary of MSDWD; Executive Vice
                             President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                             Distributors.

Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

Mitchell M. Merin            President and Chief Strategic Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Strategic Officer            Executive Vice President and Director of DWTC;
                             Executive Vice President and Director of DWR;
                             Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries.

John B. Van Heuvelen         President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment         Vice President of the Dean Witter Funds and
Officer                      Director of DWTC.

Barry Fink                   Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
Secretary and General        President, Assistant Secretary and Assistant
Counsel                      General Counsel of Distributors; Vice President,
                             Secretary and General Counsel of the Dean Witter
                             Funds and the TCW/DW Funds.
Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

Edward F. Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone          Senior Vice President of DWSC, Distributors
Senior Vice President        and DWTC and Director of DWTC; Vice President
                             of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny Beth Jones             Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita H. Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.       Vice President of Dean Witter Market Leader
Senior Vice President        Trust.

Rafael Scolari               Vice President of Prime Income Trust.
Senior Vice President

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Jayne M. Stevlingston        Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

Kirk Balzer
Vice President               Vice President of Various Dean Witter Funds.

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes               Vice President of Dean Witter
Vice President               Variable Investment Series

Peter Hermann
Vice President               Vice President of various Dean Witter Funds

Elizabeth Hinchman
Vice President

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President               Vice President of various Dean Witter Funds

Michael Knox
Vice President               Vice President of various Dean Witter Funds

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President               Vice President of various Dean Witter Funds.

Catherine Maniscalco         Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                  Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                 Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell                Vice President of Dean Witter Global Short-
Vice President               Term Income Fund Inc.

Michael Roan
Vice President

Hugh Rose
Vice President

Robert Rossetti              Vice President of Dean Witter Precious Metal and
Vice President               Minerals Trust.

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President               Vice President of various Dean Witter Funds.

Marybeth Swisher
Vice President

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Robert Vanden Assem
Vice President

Name and Position            Other Substantial Business, Profession, Vocation
with Dean Witter             or Employment, including Name, Principal Address
InterCapital Inc.            and Nature of Connection
-----------------            ------------------------------------------------

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine Wickham
Vice President

Item 29.    PRINCIPAL UNDERWRITERS

    (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant Distributors is also the principal underwriter of the following investment companies:

 (1)            Dean Witter Liquid Asset Fund Inc.
 (2)            Dean Witter Tax-Free Daily Income Trust
 (3)            Dean Witter California Tax-Free Daily Income Trust
 (4)            Dean Witter Retirement Series
 (5)            Dean Witter Dividend Growth Securities Inc.
 (6)            Dean Witter Global Asset Allocation
 (7)            Dean Witter World Wide Investment Trust
 (8)            Dean Witter Capital Growth Securities
 (9)            Dean Witter Convertible Securities Trust
(10)            Active Assets Tax-Free Trust
(11)            Active Assets Money Trust
(12)            Active Assets California Tax-Free Trust
(13)            Active Assets Government Securities Trust
(14)            Dean Witter Short-Term Bond Fund
(15)            Dean Witter Mid-Cap Growth Fund
(16)            Dean Witter U.S. Government Securities Trust
(17)            Dean Witter High Yield Securities Inc.
(18)            Dean Witter New York Tax-Free Income Fund
(19)            Dean Witter Tax-Exempt Securities Trust
(20)            Dean Witter California Tax-Free Income Fund
(21)            Dean Witter Limited Term Municipal Trust
(22)            Dean Witter Natural Resource Development Securities Inc.
(23)            Dean Witter World Wide Income Trust
(24)            Dean Witter Utilities Fund
(25)            Dean Witter Strategist Fund
(26)            Dean Witter New York Municipal Money Market Trust
(27)            Dean Witter Intermediate Income Securities
(28)            Prime Income Trust
(29)            Dean Witter European Growth Fund Inc.
(30)            Dean Witter Developing Growth Securities Trust
(31)            Dean Witter Precious Metals and Minerals Trust
(32)            Dean Witter Pacific Growth Fund Inc.
(33)            Dean Witter Multi-State Municipal Series Trust
(34)            Dean Witter Federal Securities Trust
(35)            Dean Witter Short-Term U.S. Treasury Trust
(36)            Dean Witter Diversified Income Trust
(37)            Dean Witter Health Sciences Trust

(38)            Dean Witter Global Dividend Growth Securities
(39)            Dean Witter American Value Fund
(40)            Dean Witter U.S. Government Money Market Trust
(41)            Dean Witter Global Short-Term Income Fund Inc.
(42)            Dean Witter Value-Added Market Series
(43)            Dean Witter Global Utilities Fund
(44)            Dean Witter High Income Securities
(45)            Dean Witter National Municipal Trust
(46)            Dean Witter International SmallCap Fund
(47)            Dean Witter Balanced Growth Fund
(48)            Dean Witter Balanced Income Fund
(49)            Dean Witter Hawaii Municipal Trust
(50)            Dean Witter Variable Investment Series
(51)            Dean Witter Capital Appreciation Fund
(52)            Dean Witter Intermediate Term U.S. Treasury Trust
(53)            Dean Witter Information Fund
(54)            Dean Witter Japan Fund
(55)            Dean Witter Income Builder Fund
(56)            Dean Witter Special Value Fund
(57)            Dean Witter Financial Services Trust
(58)            Dean Witter Market Leader Trust
 (1)            TCW/DW Core Equity Trust
 (2)            TCW/DW North American Government Income Trust
 (3)            TCW/DW Latin American Growth Fund
 (4)            TCW/DW Income and Growth Fund
 (5)            TCW/DW Small Cap Growth Fund
 (6)            TCW/DW Balanced Fund
 (7)            TCW/DW Total Return Trust
 (8)            TCW/DW Mid-Cap Equity Trust
 (9)            TCW/DW Global Telecom Trust
 (10)           TCW/DW Strategic Income Trust

    (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                 Positions and
                                 Office with
    Name                         Distributors
    ----                         -------------

    Fredrick K. Kubler       Senior Vice President, Assistant
                             Secretary and Chief Compliance
                             Officer.

    Michael T. Gregg         Vice President and Assistant
                             Secretary.


Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of July, 1997.

                                  DEAN WITTER VALUE-ADDED MARKET SERIES

                                  By      /s/ Barry Fink
                                     ----------------------------------
                                              Barry Fink
                                       Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures                    Title                     Date
    ----------                    -----                     ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                              7/22/97
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                    7/22/97
    --------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Barry Fink                                          7/22/97
    --------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic       Manuel H. Johnson
    Edwin J. Garn       Michael E. Nugent
    John R. Haire       John L. Schroeder

By  /s/ David M. Butowsky                                   7/22/97
    --------------------------
        David M. Butowsky
        Attorney-in-Fact

                                      EXHIBITS:

 1.     --    Form of Instrument Establishing and Designating
              Additional Classes.

 2.     --    By-Laws of the Registrant, Amended and Restated as
              of October 25, 1996.

 5.     --    Investment Management Agreement between
              the Registrant and Dean Witter InterCapital
              Inc.

 6.(a)  --    Form of Distribution Agreement between the
              Registrant and Dean Witter Distributors inc.

 6.(b)  --    Form of Multiple-Class Distribution Agreement
              between the Registrant and Dean Witter
              Distributors Inc.

11.     --    Consent of Independent Accountants.

15.     --    Form of Amended and Restated Plan of Distribution
              Pursuant to Rule 12b-1.

16.     --    Schedule for Computations of Performance
              Quotations.

27.     --    Financial Data Schedule.

Other.  --    Form of Multiple-Class Plan Pursuant to Rule
              18f-3.